UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 17, 2007

                              --------------------

                           China 9D Construction Group
             (Exact name of registrant as specified in its charter)

             NEVADA                             000-51224                            56-2504276
       -----------------                    -----------------                    -----------------
(State or Other Jurisdiction of          (Commission File Number)                  (IRS Employer
         Incorporation)                                                         Identification No.)

            4F Jia De Plaza, No. 118 Qing Chun Road, Hangzhou City,
            -------------------------------------------------------
                      Zhejiang Province, P.R. China 310000.
                      -------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                86 571 8722 0222
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sale of Equity Securities.

      Effective as of October 17, 2007, China 9D Construction Group f/k/a My Quote Zone, Inc. (the "Company") issued an aggregate of 10,333,333 shares of its common stock, $.001 par value (the "Shares"), to the holders of those certain promissory notes, dated as of August 10, 2007, in the aggregate outstanding principal amount of $15.5 million (the "Notes"). The Shares were issued in satisfaction and payment in full of the Company's obligations under the Notes.

      The Notes evidenced a portion of the consideration paid for the capital stock of China 9D Decoration Group Limited ("CDG Limited") previously held by the note holders and exchanged in that merger transaction consummated on August 10, 2007 among the Company, its wholly-owned subsidiary and each of CDG Limited and the shareholders of CDG Limited, pursuant to which the Company's subsidiary was merged into CDG Limited. The merger transaction and the issuance of the Notes were previously reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2007.

      The number of Shares issued in satisfaction of the Notes was based upon the sales price for the common stock of $1.50, as last reported by the OTC Bulletin Board on October 17, 2007.

      The issuance of the Shares was subject to the execution by the note holders of that Satisfaction and Release Agreement, in the form of Exhibit 99.1 attached hereto, whereby each note holder (i) agreed to release and forever discharge the Company, its directors, officers, shareholders, agents and their respective successors and assigns from any claims or liability relating to the obligations of the Company under the Notes or delivery of the Shares in satisfaction thereof and (ii) reaffirmed its investor representations made with respect to the above-referenced merger transaction.

      The Shares were issued to the note holders without registration under
Section 5 of the Securities Act of 1933 in reliance on the exemptions from registration contained in Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit
No.                                Description of Exhibit.
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99.1         Form of Satisfaction and Release Agreement.

99.2 Form of Promissory Note (incorporated by reference to Exhibit 10.1 to Registrant's Current Report on Form 8-K filed on August 13,
             2007)

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2007                  CHINA 9D CONSTRUCTION GROUP


                                        /s/ Zheng Ying
                                        ----------------------------------------
                                        Zheng Ying, Chief Executive Officer

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                                  Exhibit Index

Exhibit
No.                                Description of Exhibit.
-----------  -------------------------------------------------------------------

99.1         Form of Satisfaction and Release Agreement.